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                                                                      EXHIBIT 21

                         SUBSIDIARIES OF THE REGISTRANT

    The following is a list of all subsidiaries of the Registrant at July 31, 2001 owned by the Registrant or one or more of its other subsidiaries:


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

                                                                                STATE OR COUNTRY
CORPORATE NAME OF SUBSIDIARY                                                    OF INCORPORATION
----------------------------                                                    ----------------

Veritas DGC Asia Pacific Ltd.....................................               Delaware
Veritas DGC Land Inc.............................................               Delaware
Veritas Geophysical Corporation..................................               Delaware
Viking Maritime Inc. ............................................               Delaware
Euroseis, Inc....................................................               Delaware
Reservoir Characterization Research and Delaware
Consulting Inc...................................................               Delaware
Veritas Geophysical (Mexico) LLC ................................               Delaware
Veritas Investments Inc..........................................               Delaware
Guardian Data International LLC..................................               Texas
Veritas Energy Services Inc......................................               Canada
Veritas Geophysical (Canada) Corporation.........................               Canada
Veritas Energy Services Partnership..............................               Canada
Veri-Illuq Geophysical Ltd.   (49% owned)........................               Canada
Veritas Mackenzie Delta Ltd......................................               Canada
Time Seismic Exchange Ltd........................................               Canada
Veritas DGC Ltd..................................................               United Kingdom
HOT Engineering (UK) Ltd.........................................               United Kingdom
Veritas DGC Australia (Pty) Ltd..................................               Australia
Guardian Data Seismic Pty Limited................................               Australia
Veritas Seismic S.A..............................................               Venezuela
Digicon de Venezuela, C.A........................................               Venezuela
Veritas DGC (Malaysia) Sdn. Bhd..................................               Malaysia
Veritas DGC (B) Sdn. Bhd. .......................................               Brunei
Veritas DGC Land Guatemala S.A. .................................               Guatemala
Veritas DGC Singapore Pte. Ltd...................................               Singapore
P.T. Digicon Mega Pratama........................................               Indonesia
Digital Exploration (Nigeria) Limited............................               Nigeria
Digicon (Nigeria) Ltd............................................               Nigeria
Veritas Geophysical I............................................               Cayman Islands
Veritas Geophysical II...........................................               Cayman Islands
Veritas Geophysical III..........................................               Cayman Islands
Veritas Geophysical IV...........................................               Cayman Islands
Veritas Geophysical do Brasil, Ltda..............................               Brazil
Digicon Finance N.V..............................................               Netherlands Antilles
Veritas Geophysical (Norway) AS..................................               Norway
HOT Engineering KMSZ KFT.........................................               Hungary
HOT Engineering AG...............................................               Austria
Exploraciones Geofisicas Veritas Geophysical
Chile Limitada...................................................               Chile
Veritas DGC (Mexico) S. de R.L. de C.V. .........................               Mexico
Reservoir Characterization Research and Consulting
de Mexico, S.A. de C.V. .........................................               Mexico
Veritas Servicios Geofisicos S. de R.L. de C.V. .................               Mexico
Veritas Servicios Technicos S. de R.L. de C.V. ..................               Mexico
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